[AMS LOGO OMITTED]


27 September 2004
                                  EXHIBIT 99.3

               Officer's Certificate of Compliance in relation to
                       ARMS II Global Fund 2 (the "Fund")

         This back-up certification is delivered in connection with the certification provided by Gavin Buchanan of Australian Securitisation Management Pty Limited ("ASM") contained in ASM's annual reports filed with the Securities and Exchange Commission (the "SEC"). The undersigned hereby certifies to the best of his or her knowledge and after reasonable investigation that:

     1. I, Paul McMahon, am an employee of Wizard Home Loans Pty Limited, which ultimately owns 100% of Australian Mortgage Securities Limited ("AMS");

     2. I, Paul McMahon, am responsible for the servicing and reporting function of ARMS II Global Fund 2;

     3.   I, Paul McMahon, am responsible for reviewing the activities performed
          by  the  servicer  under  the  pooling  and  servicing,   or  similar,
          agreement;

     4. I, Paul McMahon, have reviewed the annual report on Form 10-K (the "Form 10-K"), and all reports on Form 6-K and Form 8-K, as amended, each attached hereto as Schedule I, of the Fund (together, the "Reports"); and

     5. Based upon the review required under the pooling and servicing, or similar, agreement, and except as disclosed in the annual Reports, the servicer has fulfilled its obligations under the servicing agreement.

Date: 27 September 2004

/s/ Paul McMahon
------------------------
Paul McMahon
Principal Financial Officer
Australian Mortgage Securities Limited

Level 6                 Telephone +61 2  9225 0800    Australian Mortgage Securities Ltd
12 Castlereagh Street   Facsimile +61 2  9225 0888    ABN  89 003 072 446
Sydney NSW 2000         E-mail    info@ams.com.au

PO Box R807
Royal Exchange NSW 1225

                                   SCHEDULE 1

                    ----------------------------------------------------------------------------------------------------------------
  Bond Trust Deed                   ARMS II GLOBAL FUND 2
    Schedule 8                     AMENDED BONDHOLDERS REPORT
     Reference
                    ----------------------------------------------------------------------------------------------------------------

                    REPORTING DATES
                    Cut-Off Date                                                                                  December 31, 2003
                    Determination Date                                                                              January 8, 2004
                    Payment Date                                                                                   January 12, 2004
                    Start Interest Period                                                                          October 30, 2003
                    End Interest Period                                                                            January 11, 2004
                    No of Days in Interest Period                                                                                74
                    Start Calculation Period                                                                       October 30, 2003
                    End Calculation Period                                                                        December 31, 2003
                    No of Days in Calculation Period                                                                             63


                    ----------------------------------------------------------------------------------------------------------------

                    SECURITIES ON ISSUE                                                        Amount                     Amount
                                                                                               (US$)                       (A$)

                    Class A Bonds
                    Initial Face Value                                                    1,000,000,000               1,428,571,429
                      Previous Principal Distribution                                                 -                           -
                      Principal Distribution for current calculation period                  28,800,000                  41,142,857
                    Total Principal Distribution to date                                     28,800,000                  41,142,857
                                                                                                                                  -
                    Beginning Principal Amount                                            1,000,000,000               1,428,571,429
        (a)         Ending Principal Amount                                                 971,200,000               1,387,428,571
                    less Unreimbursed Charge-offs                                                     -                           -
                    Beginning Stated Amount                                               1,000,000,000               1,428,571,429
        (a)         Ending Stated Amount                                                    971,200,000               1,387,428,571


                    Class B Bonds
                    Initial Face Value                                                       33,500,000                  47,857,143
                      Previous Principal Distribution                                                 -                           -
                      Principal Distribution for current calculation period                           -                           -
                    Total Principal Distribution to date                                              -                           -

                    Beginning Principal Amount                                               33,500,000                  47,857,143
        (a)         Ending Principal Amount                                                  33,500,000                  47,857,143
                    less Unreimbursed Charge-offs                                                     -                           -
                    Beginning Stated Amount                                                  33,500,000                  47,857,143
        (a)         Ending Stated Amount                                                     33,500,000                  47,857,143


                    ----------------------------------------------------------------------------------------------------------------

                    INTEREST RATE FOR ACCRUAL PERIOD                                    Libor /            Interest        Interest
                                                                                    Bank Bill Rate          Margin           Rate

                    USD
                    Class A Bonds                                                        1.14651           0.25000          1.39651
                    Class B Bonds                                                        1.14651           0.75000          1.89651

                    AUD
                    Class A Bonds (payable to Currency Swap Provider)                     4.9706            0.4229           5.3935
                    Class B Bonds                                                         4.9706            0.9731           5.9437

                    ----------------------------------------------------------------------------------------------------------------

                    DISTRIBUTIONS PAYABLE ON PAYMENT DATE                                       $US                           $A
                    Interest Entitlement:
        (b)              Class A Bonds                                                        2,870,600                  15,621,096
        (b)              Class B Bonds                                                          130,596                     576,690
                    Principal Repayment:
        (c)              Class A Bonds                                                       28,800,000                  41,142,857
        (c)              Class B Bonds                                                                -                           -
                    Total:
                         Class A Bonds                                                       31,670,600                  56,763,953
                         Class B Bonds                                                          130,596                     576,690

                    Total                                                                    31,801,196                  57,340,643

                    ----------------------------------------------------------------------------------------------------------------

                    POOL FACTORS                                                                 Last                       Current
                                                                                            Distribution                Distribution
                                                                                                 Date                         Date

        (h)         Class A Bonds                                                                1.0000                      0.9712
                    Class B Bonds                                                                1.0000                      1.0000

                    ----------------------------------------------------------------------------------------------------------------

        (d)         INCOME COLLECTIONS FOR CALCULATION PERIOD                                                            17,168,777


                    ----------------------------------------------------------------------------------------------------------------

                    AVAILABLE AMORTISATION AMOUNT                                                                            $AUD

        (i)         Scheduled Principal Collections                                                                       1,708,290
        (i)         Unscheduled Principal Collections                                                                    70,095,747

                    Gross Principal Collections                                                                          71,804,036

                    less
        (g)         Redraw Advances, Line of Credit Advances and
                    Permitted Further Advances                                                                           29,887,789

        (e)         Net Principal Collections                                                                            41,916,247

                    Application of Cash Reserve and Advances
                    Reserve as Available Amortisation Amount                                                               (773,390)

        (l)         Charge-offs and Unreimbursed Charge-offs                                                                      0

        (f)         Available Amortisation Amount                                                                        41,142,857

                    ----------------------------------------------------------------------------------------------------------------

                    PORTFOLIO INFORMATION
                    (based on Loans forming part of the Assets of the Fund as at the last day of the Calculation Period)

        (j)         Aggregate Face Value of Loans                                                                      1,430,932,701
                    Total number of Loans                                                                                      5,647
                    Average Loan Balance                                                                                  253,396.97
                    Weighted Average LVR                                                                                       72.72

                    Seasoning                      No of Loans          % by number                  Balance            % by balance
                            0 to 6 months           3,449                   61.08%                  874,502,045               61.11%
                           6 to 12 months           1,707                   30.23%                  432,567,911               30.23%
                           12 to 18 months            311                    5.51%                   81,849,580                5.72%
                           18 to 24 months             96                    1.70%                   23,586,679                1.65%
                           24 to 36 months             54                    0.96%                   14,207,183                0.99%
                           36 to 48 months              4                    0.07%                      914,886                0.06%
                           48 to 60 months              2                    0.04%                      484,848                0.03%
                             >60 months                24                    0.43%                    2,819,569                0.20%
                                                    5,647                   100.0%                1,430,932,701              100.00%

                    ----------------------------------------------------------------------------------------------------------------

        (k)        AGGREGATE LOSS AMOUNT                                                                                        NIL

                    ----------------------------------------------------------------------------------------------------------------

        (m)         DELINQUENCY AND LOSSES

                    Delinquency                                                              AUD Amount                        % of
                                                                                              of Loans                         Pool

                    31 - 60 days                                                              9,444,156                       0.66%
                    61 - 90 days                                                              3,434,238                       0.24%
                    90+ days                                                                  2,003,306                       0.14%

                    Losses                                                                                                      AUD

                    Mortgage Insurance claims made                                                                              Nil

                    Mortgage Insurance claims paid                                                                              Nil

                    Mortgage Insurance claims pending                                                                           Nil

                    Mortgage Insurance claims denied                                                                            Nil

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------
  Bond Trust Deed                   ARMS II GLOBAL FUND 2
    Schedule 8                     AMENDED BONDHOLDERS REPORT
     Reference
                    ----------------------------------------------------------------------------------------------------------------
                    REPORTING DATES

                    Cut-Off Date                                                                                     March 31, 2004
                    Determination Date                                                                                April 7, 2004
                    Payment Date                                                                                     April 13, 2004
                    Start Interest Period                                                                          January 12, 2004
                    End Interest Period                                                                              April 12, 2004
                    No of Days in Interest Period                                                                                92
                    Start Calculation Period                                                                                 #NAME?
                    End Calculation Period                                                                           March 31, 2004
                    No of Days in Calculation Period                                                                         #NAME?

                    ----------------------------------------------------------------------------------------------------------------

                    SECURITIES ON ISSUE                                                      Amount                       Amount
                                                                                              (US$)                        (A$)

                    Class A Bonds
                    Initial Face Value                                                    1,000,000,000               1,428,571,429
                      Previous Principal Distribution                                        28,800,000                  41,142,857
                      Principal Distribution for current calculation period                  50,400,000                  72,000,000
                    Total Principal Distribution to date                                     79,200,000                 113,142,857
                                                                                                                                  -
                    Beginning Principal Amount                                              971,200,000               1,387,428,571
        (a)         Ending Principal Amount                                                 920,800,000               1,315,428,571
                    less Unreimbursed Charge-offs                                                     -                           -
                    Beginning Stated Amount                                                 971,200,000               1,387,428,571
        (a)         Ending Stated Amount                                                    920,800,000               1,315,428,571


                    Class B Bonds
                    Initial Face Value                                                       33,500,000                  47,857,143
                      Previous Principal Distribution                                                 -                           -
                      Principal Distribution for current calculation period                           -                           -
                    Total Principal Distribution to date                                              -                           -

                    Beginning Principal Amount                                               33,500,000                  47,857,143
        (a)         Ending Principal Amount                                                  33,500,000                  47,857,143
                    less Unreimbursed Charge-offs                                                     -                           -
                    Beginning Stated Amount                                                  33,500,000                  47,857,143
        (a)         Ending Stated Amount                                                     33,500,000                  47,857,143

                    ----------------------------------------------------------------------------------------------------------------

                    INTEREST RATE FOR ACCRUAL PERIOD                                     Libor /          Interest          Interest
                                                                                     Bank Bill Rate        Margin             Rate
                    USD
                    Class A Bonds                                                       1.14000           0.25000           1.39000
                    Class B Bonds                                                       1.14000           0.75000           1.89000

                    AUD
                    Class A Bonds (payable to Currency Swap Provider)                    5.5050            0.4229            5.9279
                    Class B Bonds                                                        5.5050            0.9731            6.4781

                    ----------------------------------------------------------------------------------------------------------------

                    DISTRIBUTIONS PAYABLE ON PAYMENT DATE                                        $US                          $A
                    Interest Entitlement:
        (b)              Class A Bonds                                                        3,449,900                   20,730,342
        (b)              Class B Bonds                                                          161,805                      781,429
                    Principal Repayment:
        (c)              Class A Bonds                                                       50,400,000                   72,000,000
        (c)              Class B Bonds                                                                -                            -
                    Total:
                         Class A Bonds                                                       53,849,900                   92,730,342
                         Class B Bonds                                                          161,805                      781,429

                    Total                                                                    54,011,705                   93,511,771

                    ----------------------------------------------------------------------------------------------------------------

                    POOL FACTORS                                                                 Last                      Current
                                                                                             Distribution               Distribution
                                                                                                 Date                        Date

        (h)         Class A Bonds                                                                0.9712                      0.9208
                    Class B Bonds                                                                1.0000                      1.0000

                    ----------------------------------------------------------------------------------------------------------------

        (d)         INCOME COLLECTIONS FOR CALCULATION PERIOD                                                            25,262,009

                    ----------------------------------------------------------------------------------------------------------------

                    AVAILABLE AMORTISATION AMOUNT                                                                    $AUD

        (i)        Scheduled Principal Collections                                                                        2,238,268
        (i)        Unscheduled Principal Collections                                                                    106,525,574

                    Gross Principal Collections                                                                         108,763,842

                    less
        (g)         Redraw Advances, Line of Credit Advances and
                    Permitted Further Advances                                                                           36,664,139

        (e)         Net Principal Collections                                                                             72,099,703

                    Application of Cash Reserve and Advances
                    Reserve as Available Amortisation Amount                                                               (99,703)

        (l)         Charge-offs and Unreimbursed Charge-offs                                                                      0

        (f)         Available Amortisation Amount                                                                        72,000,000

                    ----------------------------------------------------------------------------------------------------------------

                    PORTFOLIO INFORMATION
                    (based on Loans forming part of the Assets of the Fund as at the last day of the Calculation Period)

        (j)         Aggregate Face Value of Loans                                                                     1,359,063,833
                    Total number of Loans                                                                                     5,345
                    Average Loan Balance                                                                                 254,268.26
                    Weighted Average LVR                                                                                      72.34

                    Seasoning                      No of Loans          % by number             Balance         % by balance
                           0 to 6 months                  -                    0.00%                           -              0.00%
                          6 to 12 months              4,713                   88.18%               1,197,470,979              88.11%
                          12 to 18 months               396                    7.41%                 105,000,915              7.73%
                          18 to 24 months               112                    2.10%                  28,270,392              2.08%
                          24 to 36 months                92                    1.72%                  23,602,759              1.74%
                          36 to 48 months                 6                    0.11%                   1,494,304              0.11%
                          48 to 60 months                 2                    0.04%                     482,437              0.04%
                            >60 months                   24                    0.45%                   2,742,047              0.20%
                                                      5,345                   100.0%               1,359,063,833            100.00%

                    ----------------------------------------------------------------------------------------------------------------

        (k)         AGGREGATE LOSS AMOUNT                                                                                       NIL

                    ----------------------------------------------------------------------------------------------------------------

        (m)         DELINQUENCY AND LOSSES

                    Delinquency                                                               AUD Amount                       % of
                                                                                               of Loans                        Pool

                    31 - 60 days                                                             13,726,545                       1.01%
                    61 - 90 days                                                              3,700,890                       0.27%
                    90+ days                                                                  3,667,537                       0.27%

                    Losses                                                                                                      AUD

                    Mortgage Insurance claims made                                                                              Nil

                    Mortgage Insurance claims paid                                                                              Nil

                    Mortgage Insurance claims pending                                                                           Nil

                    Mortgage Insurance claims denied                                                                            Nil

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------
  Bond Trust Deed                   ARMS II GLOBAL FUND 2
    Schedule 8                     AMENDED BONDHOLDERS REPORT
     Reference
                    ----------------------------------------------------------------------------------------------------------------
                    REPORTING DATES

                    Cut-Off Date                                                                                      June 30, 2004
                    Determination Date                                                                                 July 8, 2004
                    Payment Date                                                                                      July 12, 2004
                    Start Interest Period                                                                            April 13, 2004
                    End Interest Period                                                                               July 11, 2004
                    No of Days in Interest Period                                                                                90
                    Start Calculation Period                                                                                 #NAME?
                    End Calculation Period                                                                            June 30, 2004
                    No of Days in Calculation Period                                                                         #NAME?

                    ----------------------------------------------------------------------------------------------------------------

                    SECURITIES ON ISSUE                                                       Amount                     Amount
                                                                                               (US$)                      (A$)

                    Class A Bonds
                    Initial Face Value                                                    1,000,000,000               1,428,571,429
                      Previous Principal Distribution                                        79,200,000                 113,142,857
                      Principal Distribution for current calculation period                  55,900,000                  79,857,143
                    Total Principal Distribution to date                                    135,100,000                 193,000,000
                                                                                                                                  -
                    Beginning Principal Amount                                              920,800,000               1,315,428,571
        (a)         Ending Principal Amount                                                 864,900,000               1,235,571,429
                    less Unreimbursed Charge-offs                                                     -                           -
                    Beginning Stated Amount                                                 920,800,000               1,315,428,571
        (a)         Ending Stated Amount                                                    864,900,000               1,235,571,429


                    Class B Bonds
                    Initial Face Value                                                       33,500,000                  47,857,143
                      Previous Principal Distribution                                                 -                           -
                      Principal Distribution for current calculation period                           -                           -
                    Total Principal Distribution to date                                              -                           -

                    Beginning Principal Amount                                               33,500,000                  47,857,143
        (a)         Ending Principal Amount                                                  33,500,000                  47,857,143
                    less Unreimbursed Charge-offs                                                     -                           -
                    Beginning Stated Amount                                                  33,500,000                  47,857,143
        (a)         Ending Stated Amount                                                     33,500,000                  47,857,143


                    ----------------------------------------------------------------------------------------------------------------

                    INTEREST RATE FOR ACCRUAL PERIOD                                     Libor /         Interest           Interest
                                                                                    Bank Bill Rate        Margin              Rate
                    USD
                    Class A Bonds                                                       1.14000           0.25000           1.39000
                    Class B Bonds                                                       1.14000           0.75000           1.89000

                    AUD
                    Class A Bonds (payable to Currency Swap Provider)                    5.5400            0.4229            5.9629
                    Class B Bonds                                                        5.5400            0.9731            6.5131

                    ----------------------------------------------------------------------------------------------------------------


                    DISTRIBUTIONS PAYABLE ON PAYMENT DATE                                    $US                           $A

                    Interest Entitlement:
        (b)              Class A Bonds                                                        3,199,800                  19,340,800
        (b)              Class B Bonds                                                          158,288                     768,571
                    Principal Repayment:
        (c)              Class A Bonds                                                       55,900,000                  79,857,143
        (c)              Class B Bonds                                                                -                           -
                    Total:
                         Class A Bonds                                                       59,099,800                  99,197,943
                         Class B Bonds                                                          158,288                     768,571

                    Total                                                                    59,258,088                  99,966,514

                    ----------------------------------------------------------------------------------------------------------------

                    POOL FACTORS                                                                Last                       Current
                                                                                           Distribution                 Distribution
                                                                                                Date                         Date

        (h)         Class A Bonds                                                                0.9208                      0.8649
                    Class B Bonds                                                                1.0000                      1.0000

                    ----------------------------------------------------------------------------------------------------------------

        (d)         INCOME COLLECTIONS FOR CALCULATION PERIOD                                                            24,862,963

                    ----------------------------------------------------------------------------------------------------------------

                    AVAILABLE AMORTISATION AMOUNT                                                                           $AUD

        (i)         Scheduled Principal Collections                                                                       2,258,299
        (i)         Unscheduled Principal Collections                                                                   116,565,262

                    Gross Principal Collections                                                                         118,823,561

                    less
        (g)         Redraw Advances, Line of Credit Advances and
                    Permitted Further Advances                                                                           38,856,438

        (e)         Net Principal Collections                                                                            79,967,123

                    Application of Cash Reserve and Advances
                    Reserve as Available Amortisation Amount                                                               (109,980)

        (l)         Charge-offs and Unreimbursed Charge-offs                                                                      0

        (f)         Available Amortisation Amount                                                                        79,857,143


                    ----------------------------------------------------------------------------------------------------------------

                    PORTFOLIO INFORMATION
                    (based on Loans forming part of the Assets of the Fund as at the last day of the Calculation Period)

        (j)         Aggregate Face Value of Loans                                                                     1,279,154,460
                    Total number of Loans                                                                                     5,002
                    Average Loan Balance                                                                                 255,728.60
                    Weighted Average LVR                                                                                      72.19

                    Seasoning                      No of Loans          % by number               Balance               % by balance
                          0 to 6 months                -                    0.00%                          -                  0.00%
                         6 to 12 months            3,132                   62.61%                800,994,514                 62.62%
                         12 to 18 months           1,480                   29.59%                379,073,094                 29.63%
                         18 to 24 months             242                    4.84%                 64,119,239                  5.01%
                         24 to 36 months             118                    2.36%                 29,345,086                  2.29%
                         36 to 48 months              10                    0.20%                  3,119,018                  0.24%
                         48 to 60 months               -                    0.00%                          -                  0.00%
                           >60 months                 20                    0.40%                  2,503,509                  0.20%
                                                   5,002                   100.0%              1,279,154,460                100.00%

                    ----------------------------------------------------------------------------------------------------------------

        (k)         AGGREGATE LOSS AMOUNT                                                                                       NIL

                    ----------------------------------------------------------------------------------------------------------------

        (m)         DELINQUENCY AND LOSSES

                    Delinquency                                                             AUD Amount                         % of
                                                                                             of Loans                          Pool

                    31 - 60 days                                                              9,721,574                       0.76%
                    61 - 90 days                                                              3,325,802                       0.26%
                    90+ days                                                                  6,907,434                       0.54%

                    Losses                                                                                                      AUD

                    Mortgage Insurance claims made                                                                              Nil

                    Mortgage Insurance claims paid                                                                              Nil

                    Mortgage Insurance claims pending                                                                           Nil

                    Mortgage Insurance claims denied                                                                            Nil

                    ----------------------------------------------------------------------------------------------------------------